Exhibit 99.4

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                   REMIC Multi-Class Pass-Through Certificates

                                  January 1998

                                  Series 1997-2

     Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single  Certificate of $1,000.

     i)   The amount of such distribution allocable to principal:

     Class 1-A1......$     0.00000000       Class 2-A1.....$    28.79041459
     Class 1-A2......$     0.00000000       Class 2-A2.....$     0.00000000
     Class 1-A3......$     0.00000000       Class 2-A3.....$     0.00000000
     Class 1-A4......$    21.50510566       Class 2-A4.....$     0.00000000
     Class 1-A5......$    84.67873285       Class 2-A5.....$    11.10114037
     Class 1-A6......$    87.86809109       Class 2-A6.....$   100.99992704
     Class 1-A7......$    39.36641454       Class 2-A7.....$     3.28778222
     Class 1-A8......$     0.00000000       Class 2-PO.....$     3.49887698
     Class 1-A9......$     0.00000000       Class 2-M......$     3.28780970
     Class 1-A10.....$     0.00000000       Class 2-B1.....$     3.28781335
     Class 1-A11.....$    32.02674440       Class 2-B2.....$     3.28781335
     Class 1-A12.....$     0.00000000       Class 2-B3.....$     3.28781579
     Class 1-A13.....$     0.00000000       Class 2-B4.....$     3.28780970
     Class 1-A14.....$     0.00000000       Class 2-B5.....$     3.28775783
     Class 1-A15.....$     0.00000000
     Class 1-A16.....$     0.73984214
     Class 1-A17.....$     0.73984333
     Class 1-PO......$     0.43467140
     Class 1-M.......$     0.73984123
     Class 1-B1......$     0.73984233
     Class 1-B2......$     0.73984233
     Class 1-B3......$     0.73984014
     Class 1-B4......$     0.73983728
     Class 1-B5......$     0.73984165
     Class 1-R.......$     0.00000000
     Class 1-RL......$     0.00000000

     Principal Prepayments included in the above principal distribution (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution Date):

     Class 1-A1......$     0.00000000       Class 2-A1....$     25.09509805
     Class 1-A2......$     0.00000000       Class 2-A2....$      0.00000000
     Class 1-A3......$     0.00000000       Class 2-A3....$      0.00000000
     Class 1-A4......$    20.84607863       Class 2-A4....$      0.00000000
     Class 1-A5......$    82.08374101       Class 2-A5....$      9.67628323
     Class 1-A6......$    85.17536091       Class 2-A6....$     88.03635196
     Class 1-A7......$    38.16002515       Class 2-A7....$      2.86578774
     Class 1-A8......$     0.00000000       Class 2-PO....$      3.04978800
     Class 1-A9......$     0.00000000       Class 2-B1....$      0.00000000
     Class 1-A10.....$     0.00000000       Class 2-B2....$      0.00000000
     Class 1-A11.....$    31.04528025       Class 2-B3....$      0.00000000
     Class 1-A12.....$     0.00000000       Class 2-B4....$      0.00000000
     Class 1-A13.....$     0.00000000       Class 2-B5....$      0.00000000
     Class 1-A14.....$     0.00000000
     Class 1-A15.....$     0.00000000
     Class 1-A16.....$     0.71716957
     Class 1-A17.....$     0.71717073
     Class 1-PO......$     0.42135083
     Class 1-M.......$     0.00000000
     Class 1-B1......$     0.00000000
     Class 1-B2......$     0.00000000
     Class 1-B3......$     0.00000000
     Class 1-B4......$     0.00000000
     Class 1-B5......$     0.00000000
     Class 1-R.......$     0.00000000
     Class 1-RL......$     0.00000000

     ii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

          Class 1-A1......$      5.41666665                  6.50000000%
          Class 1-A2......$      5.62499995                  6.75000000%
          Class 1-A3......$      6.24999976                  7.50000000%
          Class 1-A4......$      5.04118960                  7.00000000%
          Class 1-A5......$      5.64089126                  7.50000000%
          Class 1-A6......$      5.61794953                  7.50000000%
          Class 1-A7......$      3.61206529                  7.50000000%
          Class 1-A8......$      0.00000000                  7.37500000%
          Class 1-A9......$      0.00000000                  8.12500000%
          Class 1-A10.....$      0.00000000                  7.50000000%
          Class 1-A11.....$      5.28749920                  7.50000000%
          Class 1-A12.....$      6.25000064                  7.50000000%
          Class 1-A13.....$      6.45833333                  7.75000000%
          Class 1-A14.....$      5.00000000                  6.00000000%

          Class 1-A15.....$      0.00000000                  7.50000000%
          Class 1-A16.....$      6.20174381                  7.50000000%
          Class 1-A17.....$      6.20174333                  7.50000000%
          Class 1-S.......$      0.20588205                  0.31225200%
          Class 1-M.......$      6.20174420                  7.50000000%
          Class 1-B1......$      6.20174328                  7.50000000%
          Class 1-B2......$      6.20174328                  7.50000000%
          Class 1-B3......$      6.20174067                  7.50000000%
          Class 1-B4......$      6.20174556                  7.50000000%
          Class 1-B5......$      6.20172746                  7.50000000%
          Class 1-R.......$      0.00000000                  7.50000000%
          Class 1-RL......$      0.00000000                  7.50000000%
          Class 2-A1......$      4.47536145                  7.00000000%
          Class 2-A2......$      5.41666641                  6.50000000%
          Class 2-A3......$      5.41666667                  6.50000000%
          Class 2-A4......$      5.83333244                  7.00000000%
          Class 2-A5......$      5.44732812                  7.00000000%
          Class 2-A6......$      2.90145362                  7.00000000%
          Class 2-A7......$      5.64884111                  7.00000000%
          Class 2-S.......$      0.32208024                  0.47984200%
          Class 2-M.......$      5.64883673                  7.00000000%
          Class 2-B1......$      5.64883190                  7.00000000%
          Class 2-B2......$      5.64883190                  7.00000000%
          Class 2-B3......$      5.64882868                  7.00000000%
          Class 2-B4......$      5.64883673                  7.00000000%
          Class 2-B5......$      5.64895240                  7.00000000%

     iii) The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                Pool 1             Pool 2
                                                ------             ------
                                        $           90,923.92  $       17,936.12

(b) The amounts below are for the aggregate of all certificates.

    iv)   The Pool Scheduled Principal
          Balances:                     $      395,835,895.81  $   76,291,363.16
          Number of Mortgage Loans:                     1,373                257

     v) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                                           Aggregate                 Single
                                       Principal Balance     Certificate Balance
                                       -----------------     -------------------
          Class 1-A1.......            $   51,348,218.00       $     1,000.00
          Class 1-A2.......            $   65,627,405.00       $     1,000.00
          Class 1-A3.......            $    5,215,005.00       $     1,000.00
          Class 1-A4.......            $   49,951,007.47       $       842.70
          Class 1-A5.......            $   20,594,677.89       $       817.86
          Class 1-A6.......            $   15,206,665.45       $       811.00
          Class 1-A7.......            $   91,647,122.45       $       954.48

          Class 1-A8.......            $            0.00       $         0.00
          Class 1-A9.......            $            0.00       $         0.00
          Class 1-A10......            $            0.00       $         0.00
          Class 1-A11......            $   20,349,328.77       $       813.97
          Class 1-A12......            $    5,886,977.00       $     1,000.00
          Class 1-A13......            $    1,752,000.00       $     1,000.00
          Class 1-A14......            $      292,000.00       $     1,000.00
          Class 1-A15......            $            0.00       $         0.00
          Class 1-A16......            $   41,644,645.02       $       991.54
          Class 1-A17......            $    2,974,617.50       $       991.54
          Class 1-PO.......            $    1,019,068.76       $       972.81
          Class 1-S........            $  347,042,224.76       $     2,083.09
          Class 1-M........            $    8,930,793.21       $       991.54
          Class 1-B1.......            $    4,464,900.84       $       991.54
          Class 1-B2.......            $    4,464,900.84       $       991.54
          Class 1-B3.......            $    2,232,946.19       $       991.54
          Class 1-B4.......            $      670,280.46       $       991.54
          Class 1-B5.......            $    1,563,335.96       $       991.54
          Class 1-R........            $            0.00       $         0.00
          Class 1-RL.......            $            0.00       $         0.00
          Class 2-A1.......            $   11,256,388.39       $       738.41
          Class 2-A2.......            $   13,163,000.00       $     1,000.00
          Class 2-A3.......            $   12,831,000.00       $     1,000.00
          Class 2-A4.......            $    1,856,714.00       $     1,000.00
          Class 2-A5.......            $   22,882,694.92       $       922.73
          Class 2-A6.......            $    4,960,368.75       $       396.39
          Class 2-A7.......            $    8,685,765.11       $       965.09
          Class 2-S........            $   70,620,153.86       $       838.07
          Class 2-PO.......            $      122,856.56       $       961.46
          Class 2-M........            $      868,832.32       $       965.09
          Class 2-B1.......            $      434,415.67       $       965.09
          Class 2-B2.......            $      434,415.67       $       965.09
          Class 2-B3.......            $      260,649.22       $       965.09
          Class 2-B4.......            $      173,766.46       $       965.09
          Class 2-B5.......            $      217,210.09       $       965.09

     vi) The following pertains to any real estate acquired on behalf of Certificateholders:
                                               Pool 1               Pool 2
                                               ------               ------
          Book Value....................$            0.00    $            0.00
          Unpaid Principal Balance......$            0.00    $            0.00

          The  aggregate  number of Mortgage  Loans  included  in the  Principal
          Balance set forth above:......                0                    0

     vii) Aggregate number and aggregate Principal Balances of delinquent Mortgage Loans, as of the opening of business on the related Determination Date:
                                                  Loans       Principal Balance
                                                  -----       -----------------
          Pool 1.............................
            *(1)  *30-59 days                       12        $    3,691,251.45
             (2)  60-89 days                         0        $            0.00
             (3)  90 days or more                    3        $      857,061.28
             (4)  in foreclosure                     2        $      809,177.68

          Pool 2.............................
            *(1)  30-59 days                         3        $      911,228.87
             (2)  60-89 days                         0        $            0.00
             (3)  90 days or more                    0        $            0.00
             (4)  in foreclosure                     0        $            0.00

     viii)The  aggregate  number  of  replaced   Mortgage  loans  and  Scheduled
          Principal Balance:

          Pool 1.............................        0        $            0.00
          Pool 2.............................        0        $            0.00

     ix)  The aggregate number of modified Mortgage loans and Principal Balance:

          Pool 1.............................        0        $            0.00
          Pool 2.............................        0        $            0.00

      x)  Certificate Interest Rate of:

          Class 1-A8 Certificates:           7.375000%
          Class 1-A9 Certificates:           8.125000%
          Class 1-S Certificates:            0.312252%
          Class 2-S Certificates:            0.479842%

                                                       Pool 1          Pool 2
                                                       ------          ------
     xi)  Senior Percentage.......................  94.47140000%    96.93360000%
    xii)  Group I Senior Percentage  .............  83.42286757%    85.78642600%
   xiii)  Group II Senior Percentage  ............  11.04853243%    11.14717400%
    xiv)  Senior Prepayment Percentage  .......... 100.00000000%   100.00000000%
     xv)  Group I Senior Prepayment Percentage  .. 100.00000000%   100.00000000%
    xvi)  Group II Senior Prepayment Percentage  .   0.00000000%     0.00000000%
   xvii)  Group I Scheduled Distribution Percentage  0.00000000%         N/A
  xviii)  Group II Scheduled Distribution Percentage 0.00000000%         N/A
   xviv)  Junior Percentage  .....................   5.52860000%     3.06640000%
    xvx)  Junior Prepayment Percentage  ..........   0.00000000%     0.00000000%

     xvxi)Amount of distribution of Class 1-A7 Certificates allocable to interest accrued on Components of Class 1-A7 Certificates:

          Class 1-A7A Certificates:     $    241,670.05      7.50000000%
          Class 1-A7B Certificates:     $    352,545.21      7.50000000%
          Class 1-A7C Certificates:     $     83,807.31      7.50000000%
          Class 1-A7D Certificates:     $     21,344.05      7.50000000%
     xvxii) Amount of distribution of Class 1-A5 Certificates allocable to interest accrued on Components of Class 1-A5 Certificates:

          Class 1-A5A Certificates:     $      5,712.50      7.50000000%
          Class 1-A5B Certificates:     $    136,331.11      7.50000000%

     * It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.